SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 15, 2000

THE GEON COMPANY
(Exact name of registrant as specified in charter)

Delaware	1-11804	34-1730488

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Geon Center, Avon Lake, Ohio	44012

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (440) 930-1001

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

      On August 16, 2000, The Geon Company, a Delaware corporation (“Geon”), issued a press release announcing that its Chairman, Chief Executive Officer and President, Thomas A. Waltermire, had been selected by the Boards of Directors of Geon and of M.A. Hanna Company, a Delaware corporation (“Hanna”) to serve as the first Chairman and Chief Executive Officer of PolyOne Corporation, the corporation to be created by the consolidation of Geon and Hanna (“PolyOne”). A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.

      Under the terms of the Agreement and Plan of Consolidation, dated as of May 7, 2000 (the “Consolidation Agreement”), between Geon and Hanna, and subject to the provisions of the proposed regulations of PolyOne, Phillip D. Ashkettle, who stepped down as Chairman, Chief Executive Officer and President of Hanna on August 16, 2000, was to serve as Chairman of PolyOne through the PolyOne 2004 annual shareholders meeting and as Chief Executive Officer of PolyOne until December 31, 2001. Mr. Waltermire was to serve as President and Chief Operating Officer of PolyOne until December 31, 2001 and as Chairman and Chief Executive Officer of PolyOne at such time as Mr. Ashkettle ceased to hold those offices. As a consequence of Mr. Ashkettle’s departure from Hanna, the Boards of Directors of Hanna and Geon have agreed to amend the Consolidation Agreement to (i) appoint Carol A. Cartwright, currently a Hanna director, to serve in the place of Mr. Ashkettle on the Board of Directors of PolyOne and (ii) appoint Mr. Waltermire to serve in the place of Mr. Ashkettle as Chairman, Chief Executive Officer and President of PolyOne upon the consummation of the consolidation. The Boards of Directors of Hanna and Geon have also agreed to make certain technical amendments to the Consolidation Agreement to reflect the foregoing changes and facilitate in the closing of the transaction. A copy of the amendment to the consolidation agreement is attached as Exhibit 2.1 and is incorporated herein by reference in its entirety.

      The amendment to the consolidation agreement also revises the proposed regulations of PolyOne to reflect these changes. A copy of the revised proposed regulations of PolyOne, which is Exhibit B to the amendment to the consolidation agreement, is attached as Exhibit 3.1 and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements and Exhibits

(c)	Exhibits.

2.1	Amendment to Agreement and Plan of Consolidation, dated August 15, 2000, by and among The Geon Company, M.A. Hanna Company and Consolidation Corp.

3.1	Proposed Regulations of PolyOne Corporation.

99.1	Press Release of The Geon Company, dated August 16, 2000.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEON COMPANY

By:	/s/ Gregory L. Rutman

Name: Gregory L. Rutman Title: Vice President, Chief Legal Officer and Secretary

      Dated: August 16, 2000

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment to Agreement and Plan of Consolidation, dated August 15, 2000, by and among The Geon Company, M.A. Hanna Company and Consolidation Corp.

3.1	Proposed Regulations of PolyOne Corporation.

99.1	Press Release of The Geon Company, dated August 16, 2000.